                                                                    Exhibit 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned William E. Cornelius hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of January, 2002.

                                          /s/ William E. Cornelius        (L.S.)
                              --------------------------------------------

STATE OF MISSOURI  )
                   ) SS.
CITY OF ST. LOUIS  )

              On this 17th day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared William E. Cornelius, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                 /s/ K. A. Bell
                              ----------------------------------------------
                                                  K. A. BELL
                                          Notary Public - Notary Seal
                                              STATE OF MISSOURI
                                               St. Louis County
                                    My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Clifford L. Greenwalt hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of January, 2002.

                                           /s/ Clifford L. Greenwalt      (L.S.)
                              --------------------------------------------

STATE OF MISSOURI  )
                   ) SS.
CITY OF ST. LOUIS  )

              On this 22nd day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Clifford L. Greenwalt, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                 /s/ K. A. Bell
                              ----------------------------------------------
                                                   K. A. BELL
                                            Notary Public - Notary Seal
                                                STATE OF MISSOURI
                                                St. Louis County
                                       My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas A. Hays hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner
L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of January, 2002.

                                          /s/ Thomas A. Hays              (L.S.)
                              --------------------------------------------

STATE OF MISSOURI  )
                   ) SS.
CITY OF ST. LOUIS  )

              On this 16th day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Thomas A. Hays, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                              /s/ K. A. BELL
                              ----------------------------------------------
                                                 K. A. BELL
                                         Notary Public - Notary Seal
                                              STATE OF MISSOURI
                                              St. Louis County
                                    My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas H. Jacobsen hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of January, 2002.

                                          /s/ Thomas H. Jacobsen          (L.S.)
                              --------------------------------------------

STATE OF MISSOURI  )
                   ) SS.
CITY OF ST. LOUIS  )

              On this 22nd day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Thomas H. Jacobsen, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               /s/ K. A. Bell
                              ----------------------------------------------
                                                  K. A. BELL
                                           Notary Public - Notary Seal
                                               STATE OF MISSOURI
                                               St. Louis County
                                    My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Liddy hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner
L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of January, 2002.

                                            /s/ Richard A. Liddy          (L.S.)
                              --------------------------------------------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

              On this 17th day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Liddy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               /s/ K. A. Bell
                              ----------------------------------------------
                                                 K. A. BELL
                                         Notary Public - Notary Seal
                                              STATE OF MISSOURI
                                               St. Louis County
                                    My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Gordon R. Lohman hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner
L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of January, 2002.

                                         /s/ Gordon R. Lohman             (L.S.)
                              --------------------------------------------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

              On this 17th day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Gordon R. Lohman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               /s/ K. A. Bell
                              ----------------------------------------------
                                                  K. A. BELL
                                         Notary Public - Notary Seal
                                               STATE OF MISSOURI
                                               St. Louis County
                                    My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Lumpkin hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of January, 2002.

                                           /s/ Richard A. Lumpkin         (L.S.)
                              --------------------------------------------

STATE OF ILLINOIS )
                  ) SS.
CITY OF MATTOON   )

              On this 21st day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Lumpkin, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               /s/ Sandra K. Oye
                              ----------------------------------------------
                                                 Official Seal
                                                 Sandra K. Oye
                                         Notary Public State of Illinois
                                         My Commission Expires 02/22/05

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned John Peters MacCarthy hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of January, 2002.

                                          /s/ John Peters MacCarthy       (L.S.)
                              --------------------------------------------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

              On this 22nd day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared John Peters MacCarthy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                /s/ K. A. Bell
                              ----------------------------------------------
                                                  K. A. BELL
                                          Notary Public - Notary Seal
                                               STATE OF MISSOURI
                                               St. Louis County
                                    My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Hanne M. Merriman hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 23rd day of January, 2002.

                                           /s/ Hanne M. Merriman          (L.S.)
                              --------------------------------------------


DISTRICT OF COLUMBIA )  SS.


              On this 23rd day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Hanne M. Merriman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that she executed the same as her free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                             /s/ Doris E. Osborne
                              ----------------------------------------------
                                               DORIS E. OSBORNE
                                                 Notary Public
                                         My Commission Expires 8-14-04

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned Paul L. Miller, Jr. hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of January, 2002.

                                        /s/ Paul L. Miller, Jr.          (L.S.)
                              -------------------------------------------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

              On this 22nd day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Paul L. Miller, Jr., known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               /s/ K. A. Bell
                              ----------------------------------------------
                                                 K. A. BELL
                                         Notary Public - Notary Seal
                                              STATE OF MISSOURI
                                              St. Louis County
                                    My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Harvey Saligman hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of January, 2002.

                                         /s/ Harvey Saligman              (L.S.)
                              --------------------------------------------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

              On this 22nd day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Harvey Saligman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                             /s/ K. A. Bell
                              ----------------------------------------------
                                               K. A. BELL
                                       Notary Public - Notary Seal
                                            STATE OF MISSOURI
                                             St. Louis County
                                   My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Janet McAfee Weakley hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 22nd day of January, 2002.

                                        /s/ Janet M. Weakley              (L.S.)
                              -------------------------------------------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

              On this 22nd day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared Janet McAfee Weakley, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that she executed the same as her free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                            /s/ K. A. Bell
                              ----------------------------------------------
                                               K. A. BELL
                                        Notary Public - Notary Seal
                                            STATE OF MISSOURI
                                            St. Louis County
                                  My Commission Expires:  October 13, 2002

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned James W. Wogsland hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Ameren Corporation in various forms, including senior debt securities, subordinated debt securities, trust preferred securities and related guarantees, common stock, stock purchase contracts and stock purchase units, as authorized by the Company's Executive Committee of the Board of Directors on January 16, 2002, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of January, 2002.

                                           /s/ James W. Wogsland          (L.S.)
                              --------------------------------------------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

              On this 22nd day of January, 2002, before me, the undersigned Notary Public in and for said State, personally appeared James W. Wogsland, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               /s/ K. A. Bell
                              ----------------------------------------------
                                                 K. A. BELL
                                         Notary Public - Notary Seal
                                              STATE OF MISSOURI
                                               St. Louis County
                                    My Commission Expires:  October 13, 2002